EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with this Report on Form 10-Q for the period ended March 31, 2011 (the “Report”) of PennantPark Floating Rate Capital Ltd. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Aviv Efrat, Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Aviv Efrat
Aviv Efrat
May 12, 2011